UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 30, 2009

Seacoast Banking Corporation of Florida
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-13660	59-2260678
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

815 Colorado Avenue, Stuart, Florida		34994
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	772-287-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

At the Annual Meeting of Shareholders of Seacoast Banking Corporation of Florida ("Seacoast" or the "Company") held on June 18, 2009 and adjourned to June 30, 2009 (the "Annual Meeting"), Proposal 3 presented at the Annual Meeting did not receive the requisite number of affirmative votes for approval. If approved, Proposal 3 will amend the Articles of Incorporation to restate Article VII to eliminate ambiguity, reduce the scope of the definition of "Business Combinations" and reduce the scope of the requirement for supermajority shareholder approvals, including deleting the term "independent majority of shareholders". Consequently, as provided under Proposal 7 presented at the Annual Meeting and previously approved by shareholders, the Annual Meeting was adjourned to July 17, 2009 solely for the purpose of allowing the Company to seek additional favorable votes for Proposal 3.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Seacoast Banking Corporation of Florida

July 3, 2009	By:	/s/ Dennis S. Hudson, III

Name: Dennis S. Hudson, III
Title: Chairman & Chief Executive Officer